SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   April 11, 2006

CHARTERMAC

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or other Jurisdiction of Incorporation)

1-13237	13-394918
(Commission File Number)	(IRS Employer Identification Number)

625 Madison Avenue, New York, NY 10022

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 317-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 11, 2006, CharterMac (the “Company”) (NYSE:CHC) announced that the Company plans to repurchase its common shares under its previously adopted share repurchase plan, which enables the Company to repurchase, from time to time, up to 1,500,000 common shares of which 1,491,600 common shares remain available for repurchase under the plan. A copy of the press release issued in connection with this announcement is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a).	Financial Statements

Not Applicable.

(b).	Pro Forma Financial Information

Not Applicable.

(c).	Exhibits

99.1 Press Release dated April 11, 2006 “CharterMac to Activate Share Repurchase Plan”.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CharterMac

(Registrant)

BY:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

April 17, 2006